                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof. The authority under this Power of Attorney shall be effective upon the consummation of the merger of U.S. Bancorp, an Oregon corporation, with and into First Bank System, Inc., a Delaware corporation and renamed "U.S. Bancorp".


             SIGNATURE                     TITLE                   DATE
            ----------                     -----                  ------

/s/ John F. Grundhofer               President, Chief         August 1, 1997
--------------------------    Executive Officer and Director
John F. Grundhofer             (principal executive officer)

/s/ Susan E. Lester              Executive Vice President     August 1, 1997
--------------------------      and Chief Financial Officer
Susan E. Lester                (principal financial officer)

--------------------------         Senior Vice President      ________, 1997
                                      and Controller
David J. Parrin                    (principal accounting
                                         officer)

/s/ Linda L. Ahlers                      Director             August 1, 1997
--------------------------
Linda L. Ahlers

/s/ Harry L. Bettis                      Director              June 19, 1997
--------------------------
Harry L. Bettis

/s/ Gerry B. Cameron               Chairman and Director      August 1, 1997
--------------------------
Gerry B. Cameron

             SIGNATURE                     TITLE                   DATE
            ----------                     -----                  ------

/s/ Carolyn Silva Chambers               Director              June 19, 1997
--------------------------
Carolyn Silva Chambers

/s/ Arthur D. Collins, Jr.               Director             August 1, 1997
--------------------------
Arthur D. Collins, Jr.

/s/ Peter H. Coors                       Director              August 1, 1997
--------------------------
Peter H. Coors

/s/ Franklin G. Drake                    Director              June 19, 1997
--------------------------
Franklin G. Drake

/s/ Robert L. Dryden                     Director              June 19, 1997
--------------------------
Robert L. Dryden

/s/ John B. Fery                         Director              June 19, 1997
--------------------------
John B. Fery

/s/ Joshua Green III                     Director              June 19, 1997
--------------------------
Joshua Green III

/s/ Roger L. Hale                        Director             August 1, 1997
--------------------------
Roger L. Hale

/s/ Delbert W. Johnson                   Director             August 1, 1997
--------------------------
Delbert W. Johnson

/s/ Norman M. Jones                      Director             August 1, 1997
--------------------------
Norman M. Jones

/s/ Richard L. Knowlton                  Director             August 1, 1997
--------------------------
Richard L. Knowlton

             SIGNATURE                     TITLE                   DATE
            ----------                     -----                  ------

/s/ Jerry W. Levin                       Director             August 1, 1997
--------------------------
Jerry W. Levin

/s/ Kenneth A. Macke                      Director            August 1, 1997
--------------------------
Kenneth A. Macke

/s/ Allen T. Noble                       Director              June 19, 1997
--------------------------
Allen T. Noble

/s/ Edward J. Phillips                   Directors            August 1, 1997
--------------------------
Edward J. Phillips

/s/ Paul A. Redmond                      Director              June 19, 1997
--------------------------
Paul A. Redmond

/s/ S. Walter Richey                     Director             August 1, 1997
--------------------------
S. Walter Richey

/s/ Richard L. Robinson                  Director             August 1, 1997
--------------------------
Richard L. Robinson

/s/ N. Stewart Rogers                    Director              June 19, 1997
--------------------------
N. Stewart Rogers


--------------------------               Director              _______, 1997
Richard L. Schall

/s/ Walter Scott, Jr.                    Director             August 1, 1997
--------------------------
Walter Scott, Jr.

/s/ Benjamin R. Whiteley                 Director              June 19, 1997
--------------------------
Benjamin R. Whiteley